UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2015

Juniata Valley Financial Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-13232	232235254
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bridge and Main Streets, Mifflintown, Pennsylvania	17059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 436-8211

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On May 5, 2015, Juniata Valley Financial Corp. issued a press release reporting financial results for the quarter ending March 31, 2015. The aforementioned press release is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 8.01  Other Events

On April 21, 2015, the Board of Directors of Juniata Valley Financial Corp. declared a dividend of $0.22 per share to common shareholders of record May 15, 2015, payable on June 1, 2015. A copy of the press release announcing the dividend is being furnished as Exhibit 99.1 to this report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

Exhibit 99.1  Press Release reporting financial results for Quarter 1, 2015.

Exhibit 99.2  Financial Statements as of March 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Juniata Valley Financial Corp.

Date: May 5, 2015	By:	/s/ JoAnn McMinn
	Name: Title:	JoAnn McMinn EVP, Chief Financial Officer